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                                                                   EXHIBIT 10.20

                               SECOND AMENDMENT TO
                           FOURTH AMENDED AND RESTATED
                                CREDIT AGREEMENT

          This SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT ("Amendment") is made as of November 13, 1998, by and among COHO RESOURCES, INC., a Nevada corporation ("CRI"), COHO LOUISIANA PRODUCTION COMPANY, a Delaware corporation (the "Production Company"), COHO EXPLORATION, INC., a Delaware corporation ("Exploration") COHO OIL & GAS, INC. (formerly named Coho Acquisition Company), a Delaware corporation ("Oil & Gas"), (CRI, the Production Company, Exploration and Oil & Gas are sometimes collectively referred to as the "Borrowers" and individually as a "Borrower"), COHO ENERGY, INC., a Texas corporation ("Holdings") (the Borrowers and Holdings are sometimes referred to herein together as the "Companies" or individually as a "Company"), those banks or other lending institutions which are signatory hereto and which constitute the Required Lenders as provided in the Original Agreement (as defined below) (collectively, the "Required Lenders"), PARIBAS, a bank organized under the laws of the Republic of France acting through its Houston Agency ("PARIBAS") in its capacity as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent"), and BANK ONE, N.A., a national banking association (successor by merger to Bank One, Texas, N.A. and referred to herein as "Bank One"), and MEESPIERSON CAPITAL CORP., a Delaware corporation ("MeesPierson"), as Co-Documentation Agents for the Lenders (Bank One and MeesPierson in such capacities, together with their successors in such capacities, the "Co-Documentation Agents").

                                R E C I T A L S

          A. The parties hereto and certain other banks and lending institutions (the "Other Lenders") entered into that certain FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 18, 1997, as amended by that certain FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 7, 1998 (as so amended, the "Original Agreement") pursuant to which the Lenders agreed to lend the Borrowers a maximum of Three Hundred Million Dollars ($300,000,000.00) pursuant to the terms and conditions thereof.

          B. The Borrowers and its Affiliates which are parties to the Original Agreement have requested that the Original Agreement be amended and modified in certain respects as provided herein, which request has been approved by those Lenders which constitute the Required Lenders.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

          1. Terms. All capitalized terms used herein and not specifically defined herein shall have the meanings given them in the Original Agreement.


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          2. Amendment of Section 7.01(b). Section 7.01(b) of the Original
Agreement is amended by deleting it in its entirety and replacing it with the following:

          (b) Interest Coverage Ratio. Holdings will maintain a minimum Interest Coverage Ratio measured at the end of the following periods in the amounts set opposite each such period end:

Periods Ended                                 Minimum Interest Coverage Ratio
-------------                                 -------------------------------
June 30, 1998                                 1.50 to 1.0
September 30, 1998                            1.35 to 1.0
December 31, 1998 - March 31, 1999            1.50 to 1.0
June 30, 1999 - September 30, 1999            1.75 to 1.0
December 31, 1999                             2.00 to 1.0
March 31, 2000                                2.25 to 1.0
Quarters ended thereafter                     2.50 to 1.0

          3. Miscellaneous.

          3.1 Headings. Section headings are for reference only and shall not affect the interpretation or meanings of any provision of this Amendment.

          3.2 Effect of this Amendment. The Original Agreement, as amended by this Amendment, shall remain in full force and effect except that any reference therein, or in any other Loan Document referring to the Original Agreement, shall be deemed to refer to the Original Agreement as amended by this Amendment.

          3.3 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND APPLICABLE FEDERAL LAW.

          3.4 Counterparts. This Amendment may be executed by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same Amendment.

          3.5 NO ORAL AGREEMENTS. THE ORIGINAL AGREEMENT, AS AMENDED BY THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE ENTIRE AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

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          3.6 Representations. The Borrowers hereby represent and warrant (a)
that they have the corporate power and authority to enter into and perform their obligations under this Agreement, (b) that their execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate acts on the part of each, and (c) that no Event of Default or Potential Default exists.

          IN WITNESS WHEREOF, the Borrowers, Holdings, the Administrative Agent, the Co-Documentation Agents and the Lenders have executed this Agreement as of the date first written above.

                                          BORROWERS:

                                          COHO RESOURCES, INC.

                                          By:      /s/ EDDIE M. LEBLANC, III
                                             -----------------------------------
                                                   Eddie M. LeBlanc, III
                                                   Senior Vice President and
                                                   Chief Financial Officer

                                          COHO LOUISIANA PRODUCTION COMPANY

                                          By:      /s/ EDDIE M. LEBLANC, III
                                             -----------------------------------
                                                   Eddie M. LeBlanc, III
                                                   Senior Vice President and
                                                   Chief Financial Officer

                                          COHO EXPLORATION, INC.

                                          By:      /s/ EDDIE M. LEBLANC, III
                                             -----------------------------------
                                                   Eddie M. LeBlanc, III
                                                   Senior Vice President and
                                                   Chief Financial Officer

                                          COHO OIL GAS INC.

                                          By:      /s/ EDDIE M. LEBLANC, III
                                             -----------------------------------
                                                   Eddie M. LeBlanc, III
                                                   Senior Vice President and
                                                   Chief Financial Officer

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